Exhibit 10.7

Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

FOURTH AMENDMENT TO THE

RESEARCH AND LICENSE AGREEMENT

This Fourth Amendment to the Research and License Agreement (“Fourth Amendment”) is made as of February 20, 2023 (the “Fourth Amendment Effective Date”), by and between:

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

InnoCan Pharma A Ltd., of 10 Hamenofim Street, Herzelia, Israel (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	the Parties signed a Research and License Agreement, on January 21, 2020, as amended on August 15, 2021, on November 28, 2021, and on December 5, 2022 (collectively, the “License Agreement”);

WHEREAS:	The Researcher has begun the performance of the Additional Research and the Company wishes to increase the Research Budget to allow the Researcher to complete the Second Additional Research aiming at meeting the FDA guidance on Liposome drug products; and

WHEREAS:	the Parties wish to amend certain sections of the License Agreement with respect to the Second Additional Research, all as specified herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble and annexes of this Fourth Amendment constitute an integral part thereof and shall be read jointly with its terms and conditions.

1.2.	Capitalized terms used but not defined herein shall, unless otherwise indicated, have the meaning ascribed to such terms in the License Agreement.

1.3.	In this Fourth Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include all other genders.

1.4.	The headings of the Sections in this Fourth Amendment are for the sake of convenience only and shall not serve in the interpretation of this Fourth Amendment.

2.	In consideration for the performance by the Researcher of the Second Additional Research, the Company shall pay Yissum a third additional research fee of (inclusive of overhead) (the, “Third Additional Research Fee”), plus VAT in accordance with law, payable in one installment on the Fourth Amendment Effective Date. For the avoidance of any doubt, the Third Additional Research Fee shall be paid in addition to the original Research Fee and the Additional Research Fee.

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3.	Except as specifically provided in and required by this Fourth Amendment, the terms and conditions of the License Agreement shall remain in full force and effect. In the event of a contradiction between the provisions of this Fourth Amendment and the provisions of the License Agreement, the provisions of this Fourth Amendment shall prevail.

4.	This Fourth Amendment may be executed in any number of counterparts (including counterparts transmitted by facsimile and by electronic mail), each of which shall be deemed an original, but all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS THE HANDS OF THE PARTIES:

YISSUM		THE COMPANY

By:	/s/ Dr. Keren-Or Amar	By:	/s/ Iris Bincovich
Name:	Dr. Keren-Or Amar	Name:	Iris Bincovich
Title:	VPBD	Title:	CEO
Date:	February 20, 2023	Date:	February 20, 2023

By:	/s/ Dr. Itzik Goldwaser
Name:	Dr. Itzik Goldwaser
Title:	CEO
Date:	February 20, 2023

I the undersigned, Prof. Chezy Barenholz, have reviewed, am familiar with and agree to all of the above terms and conditions.

/s/ Chezy Barenholz	February 20, 2023
Prof. Chezy Barenholz	Date signed

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APPENDIX A

Barenholz-Lab Innocan work-plan (November 01, 2022, to October 31, 2023) Budget

Item	Budget in NIS (including overheads)
Salaries-	350,000
Routine lab needs and APIs-	200,000
Mice-	130,000
LC/MS/MS analysis at the school of pharmacy-	100,000
Sterility and pyrogenicity tests-	98,000
Microscopy and Histology-	90,000
Development of LCMS method for DSPC-	98,000
Total including overhead-	1,066,000 NIS (789,629 NIS research budget + 276,371 NIS overhead)